Exhibit 99.1

CONFIDENTIAL SEVERANCE AGREEMENT
AND STATUS CHANGE RELEASE

     1.      Kenny Liu and Tvia, Inc. (“Tvia”) hereby agree to this Confidential Severance Agreement and Release of Claims.

     2.      Effective March 31, 2005 Mr. Liu agrees to a status change and further agrees to resign from his position of Chairman of the Board of Directors of Tvia and his employment with Tvia.

     3.      Mr. Liu will continue as a member of the Board of Directors of Tvia.

     4.      In consideration of the foregoing, Tvia shall continue to compensate Mr. Liu through March 31, 2005 at his regular compensation rate paid semi-monthly, less appropriate deductions. Tvia also will continue to make payroll deductions authorized by Mr. Liu for his Flexible Spending Account, 401(k), ESPP, as well as any other benefits accruing to employees of Tvia. Tvia also will continue to pay the monthly premiums for Mr. Liu’s health insurance coverage and that of his dependents through March 31, 2005. After the expiration of said period, Mr. Liu and his dependents will be eligible for continuation of coverage through personally paid COBRA. Tvia will pay up to $700 per month for medical coverage for the term of the consulting contract.

     5.      Mr. Liu and Tvia further agree that Mr. Liu will be retained as an independent contractor by Tvia and will be compensated at the annual rate of $70,000.00 beginning effective April 1, 2005 and ending on April 30, 2006. During that time, Kenny will continue to vest his granted options. See Exhibit 2 for the options vesting during the contract period. At the option of the Board of Directors of Tvia, Mr. Liu’s Independent Contractor Agreement may be renewed on an annual basis subject to the terms and conditions as may be approved by the Board of Directors. The Independent Contractor Agreement which is the subject of this provision of this Severance and Release Agreement is attached hereto as Exhibit 1.

     6.      In the event that Tvia becomes involved in negotiation relative to a merger and acquisition, it will invite and reserves the right to require Mr. Liu to participate in the merger and acquisition process.

     7.      Mr. Liu and his successors release the Company and its shareholders, investors, directors, officers, employees, agents, attorneys, legal successors and assigns of and from any and all claims with regards to the above status change, actions and causes of action, whether now known or unknown, which Mr. Liu now has, or at any other time had, or shall or may have against the released parties based upon or arising out of any matter, cause, fact, thing, act or omission whatsoever occurring or existing at any time up to and including the Effective Date, including, but not limited to, any claims of breach of contract, wrongful termination, fraud, defamation, infliction of emotional distress or national origin, race, age, sex, sexual orientation, disability or other discrimination or harassment under the Civil Rights Act of 1964, the Age Discrimination In Employment Act of 1967, the Americans With Disabilities Act, the Fair Employment and Housing Act or any other applicable law.

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     8.      Mr. Liu acknowledges that he has read section 1542 of the Civil Code of the State of California, which states in full:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

As a result of the above status change, Mr. Liu and Tvia waive any rights and claims that they have or may have against each other under section 1542 or any similar provision of the laws of any other applicable jurisdiction, to the full extent that they may lawfully waive such rights pertaining to this general release of claims, and affirms that they are releasing all known and unknown claims that they have or may have against each other and the parties listed above.

     9.      Mr. Liu acknowledges and agrees that he shall continue to be bound by and comply with the terms of any proprietary rights or confidentiality agreements between the Company and Mr. Liu.

     10.      Mr. Liu agrees that he shall not directly or indirectly disclose any of the terms of this Agreement to anyone other than [his/her] immediate family or counsel, except as such disclosure may be required for accounting or tax reporting purposes or as otherwise may be required by law.

     11.      This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

     12.      This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, with the exception of any agreements described in paragraph 6. This Agreement may not be modified or amended except by a document signed by an authorized officer of the Company and Mr. Liu.

MR. LIU UNDERSTANDS THAT HE SHOULD CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT AND THAT HE DOES NOT HAVE ANY CLAIMS AGAINST TVIA with regards to the above status change.

MR. LIU FURTHER UNDERSTANDS THAT HE MAY HAVE UP TO 21 DAYS TO CONSIDER THIS AGREEMENT, THAT HE MAY REVOKE IT AT ANY TIME DURING THE 7 DAYS AFTER HE SIGNS IT, AND THAT IT SHALL NOT BECOME EFFECTIVE UNTIL THAT 7-DAY PERIOD HAS PASSED. MR.LIU ACKNOWLEDGES

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THAT HE IS SIGNING THIS AGREEMENT KNOWINGLY, WILLINGLY AND VOLUNTARILY IN EXCHANGE FOR THE BENEFITS DESCRIBED IN PARAGRAPH 3.

Dated:	March 11, 2005	/s/ Kenny Liu

Kenny Liu

tvia, inc.

Dated:	March 11, 2005	By:	/s/ Eli Porat

		Its:	CEO

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EXHIBIT 1

INDEPENDENT CONTRACTOR AGREEMENT

This Agreement is made and entered into this 11 day of March, 2005, in the County of Santa Clara, State of California, by and between Tvia, Inc., hereafter “Company,” and Kenny Liu, hereafter “Contractor.”

Whereas, Company is a corporation engaged in the business of designing, developing and marketing high quality multimedia display processors for next generation high-definition digital LCD TVs, progressive CRT TVs, and interactive set-top boxes;

Whereas, Contractor is in the business of Business Development consulting and

Whereas, Company desires to contract with Contractor for the performance of such services;

Now therefore, it is mutually agreed as follows:

     1.      Term of Contract. This Agreement shall be valid for the time stated in Appendix A unless terminated in accordance with the provisions of this Agreement.

     2.      Independent Contractor Status.

a.	It is the express intention of the parties that Contractor is an independent contractor and not an employee, agent, joint venturer, or partner of Company. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Company and Contractor or any employee or agent of Contractor.

b.	Contractor shall retain the right to perform services for others during the term of this Agreement.

c.	Notwithstanding this Agreement, Company shall have the right to use the services of any other contractor or contractors of its choice.

d.	Contractor certifies that he has the appropriate business and professional licenses and otherwise performs as an independent contractor in accordance with IRS guidelines and California law.

e.	The parties agree that Contractor is free to seek and accept employment from persons or entities other than Company as long as such other employment does not impair Contractor’s ability to render the services described in Appendix A.

     3.      Services To Be Performed By Contractor.

a.	Contractor agrees to provide the services as specified in Appendix A, subject to the following conditions:

(1)	Contractor shall have the right to refuse to perform specific requests by Company to provide these services.

(2)	Contractor shall treat all information received from Company or Company’s customers as confidential, and shall not use, release, or disclose any such information to anyone else without the prior written consent of Company. Information which is generally known, published, or publicly available is excluded. All information provided by Contractor shall be returned to Company at the termination of this Agreement or upon Company’s request.

(3)	Contractor certifies that no trade secrets or confidential information belonging to any other entity will be necessary to perform the services herein nor will any such information be revealed to Company.

(4)	Company is not responsible for out-of-scope work performed by Contractor unless pre-approved in writing by Company before the work is started by Contractor. Contractor shall be liable for any out-of-scope work for which Contractor has committed Company.

(5)	Contractor warrants to Company that Contractor’s work shall be performed with the degree of skill and care required by professional practices and procedures and in conformance with generally accepted professional standards. For any Contractor deficiencies in the work, Contractor shall collect any such deficiency at no cost to Company.

b.	Method Of Performing Services. Contractor will determine the method, details, and means of performing the services described in Appendix A. Company shall not have the right to, and shall not, control the manner or determine the method of accomplishing Contractor Services.

c.	Employment Of Assistants. Contractor may, at Contractor’s own expense, employ such assistants as Contractor deems necessary to perform the services required of Contractor by this Agreement. Company may not control, direct, or supervise Contractor’s assistants or employees in the performance of those services. Contractor assumes full and sole responsibility for the payment of all compensation and expenses of these assistants and for all state and federal income tax, unemployment insurance, social security, disability insurance, and other applicable withholdings.

d.	Place Of Work. Contractor shall perform the services required by this Agreement at any place or location and at such times as Contractor shall determine.

     4.      Compensation.

a.	In consideration for the services to be performed by Contractor as described in Appendix A, Company agrees to pay Contractor as specified in Appendix A.

b.	Invoices. If Contractor chooses to do so, Contractor may bill Company twice a month for all services rendered.

c.	Company shall make payment to Contractor within seven (7) days of invoice.

d.	Expenses. Contractor shall be responsible for all costs and expenses incident to the performance of services for Company, including but not limited to, all costs of equipment provided by Contractor, all fees, fines, licenses, bonds, or taxes required of or imposed against Contractor, and all other of Contractor’s costs of doing business. Company shall not be responsible for expenses incurred by Contractor in performing services for Company.

e.	Company shall pay for the services rendered by the job, not by the hour.

f.	Contractor agrees that its sole compensation shall be described in Appendix A and that Contractor shall not be entitled to any other benefits, including, but not limited to, vacation, sick leave, insurance coverage, or retirement benefits from Company.

     5.      Obligations Of Contractor.

a.	Equipment. Contractor will supply all equipment, tools, and instrumentalities required to perform the services under this Agreement. Contractor is not required to purchase or rent any tools, equipment, or services from Company.

b.	Workers’ Compensation. Contractor agrees to provide workers’ compensation insurance for Contractor’s employees and agents and agrees to hold harmless and indemnify Company for any and all claims arising out of any injury, disability, or death of Contractor or any of Contractor’s employees or agents.

c.	Indemnification Of Liability. Contractor shall indemnify and hold Company harmless against any and all liability imposed or claimed, including attorneys’ fees and other legal expenses, arising directly or indirectly from any act or failure of Contractor, of Contractor’s assistants, employees, or agents, including all claims arising from acts of fraud, negligence, or relating to the injury or death of any person or damage to any property. Contractor agrees to maintain a policy of insurance in the minimum amount of $ 1 million to cover any such claims.

Such insurance policy or policies shall provide that they shall not be canceled by Contractor or its insurance company without at least ten (10) days’ written notice thereof, served on Company by said insurance company. It is understood that no services shall be performed under this Agreement until such certificates of insurance have been received by Company. Contractor shall have sole responsibility for selecting the insurance company or companies to provide such insurance coverage.

d.	Assignment. Neither this Agreement nor any duties or obligations under this Agreement may be assigned by Contractor without the prior written consent of Company.

e.	State And Federal Taxes. As Contractor is not Company’s employee, Contractor is responsible for paying all required state and federal taxes. In particular, Company will not withhold F.I.C.A. (Social Security) from Contractor’s payment; Company will not make state or federal unemployment insurance contributions on behalf of Contractor; Company will not withhold state or federal income tax from payment to Contractor; Company will not make disability insurance contributions on behalf of Contractor; and Company will not obtain workers’ compensation insurance on behalf of Contractor.

f.	Intellectual Property. All documentation and other intellectual property developed under this Agreement shall remain the property of Company, and may not be transferred, copied, or disclosed to other parties without the express written consent of Company.

g.	Laws. Contractor shall be responsible for complying with all federal, state, and local laws, rules, and regulations pertaining to performance under the terms of this Agreement.

     6.      Obligations Of Company.

a.	Cooperation Of Company. Company agrees to comply with all reasonable requests of Contractor (and provide access to all documents reasonably) necessary to the performance of Contractor’s duties under this Agreement.

b.	Assignment. Neither this Agreement nor any duties or obligations under this Agreement may be assigned by Company without the prior written consent of Contractor.

     7.      Termination of Agreement.

a.	Termination On Occurrence of Stated Events. This Agreement shall terminate automatically on the occurrence of any of the following events.

(1)	Bankruptcy or insolvency of either party;

(2)	Sale of the business of either party; or

(3)	Death of Contractor.

b.	Termination By Company For Default Of Contractor. Should Contractor default in the performance of this Agreement or materially breach any of its provisions, Company, at Company’s option, may terminate this Agreement by giving written notification to Contractor. For the purposes of this section, material breach of this Agreement shall include, but not be limited to, the following:

(1)	Failure to perform any services under this Contract;

(2)	Destruction of Company’s property; or

(3)	Dishonesty.

Contractor shall be paid for satisfactory work incurred through the date of receipt of termination notice.

c.	Termination By Contractor For Default Of Company. Should Company default in the performance of this Agreement or materially breach any of its provisions, Contractor, at Contractor’s option, may terminate this Agreement by giving written notice to Company. For the purposes of this section, material breach of this Agreement shall include but not be limited to the following:

(1)	Failure to perform any obligations under this Contract;

(2)	Destruction of Contractor’s property; or

(3)	Dishonesty.

d.	Termination For Failure To Make Agreed Upon Payments. Should Company fail to pay Contractor all or any of the compensation set forth in this Agreement on the date due, Contractor, at Contractor’s option after written notice to Company, may terminate this Agreement if the failure is not remedied by Company within thirty (30) days from the date payment is due.

     8.      General Provisions.

a.	Notices. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested. Mailed notices shall be addressed to the parties at – Company: 4001 Burton Drive, Santa Clara, CA 95054 and Contractor – 14598 Deer Spring Court, Saratoga, CA 95070, but each party may change the address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

b.	Entire Agreement Of The Parties. This Agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by Contractor for Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.

c.	Partial Invalidity. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.

d.	Attorneys’ Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, which may be set forth by the court in the same action or in a separate action brought for that purpose, in addition to any other relief to which that party may be entitled.

e.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

f.	Arbitration. Any controversies between Company and Contractor involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall, on the written request of either party served on the other, be submitted to binding arbitration. Such arbitration shall be in accordance with the JAMS/Endispute Arbitration Rules and Procedures, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator shall decide.

TVIA, INC.		KENNY LIU

Dated:	March 11, 2005	Dated:	March 11, 2005

By:	/s/ Eli Porat	By:	/s/ Kenny Liu

Its:	CEO

Tvia, Inc.

INDEPENDENT CONTRACTOR AGREEMENT

Appendix A

1.	Name of Contractor:	Kenny Liu

Business Address of Contractor:	14598 Deer Spring Court, Saratoga, CA 95070

Business telephone number of Contractor:	(408) 621-2814

2.	Contractor agrees to provide the following services to Company:

Business Introduction Services for M&A activities

3.	The schedule of the aforementioned services is as follows:

April 1, 2005 thru March 31, 2006

4.	Company agrees to compensate Contractor for the services described above as follows:

Fixed fee contract price of $70,000 for the twelve month period. Contractor will also be paid up to 3% of the purchase price less Tvia’s then cash balance, if the Contractor plays an instrumental role in bringing a third party company to buy all (100%) of the stock or assets of Tvia and the Board of Directors approves such transaction.

Contractor may bill Company twice a month. Payment shall be made within seven (10) days of invoice.

COMPANY		CONTRACTOR

Name:	Eli Porat	Name:	Kenny Liu

Dated:	3/11/05	Dated:	3/11/05

	/s/ Eli Porat		/s/ Kenny Liu

	Authorized Signature		Authorized Signature